                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 24, 2000

                          DEALER AUTO RECEIVABLES CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                  333-32802                36-4347972
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

                   230 West Monroe Street
                      Chicago, Illinois                             60606
            (Address of principal executive offices)              (Zip Code)

                                    (312) 456-1250
               (Registrant's telephone number, including area code)

                                      Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         In connection with the issuance by Dealer Auto Receivables Owner Trust 2000-1 (the "Trust") of Asset Backed Securities pursuant to the Prospectus dated August 8, 2000 and the Prospectus Supplement dated August 17, 2000 filed with the Securities and Exchange Commission pursuant to its Rule 424(b)(2), Dealer Auto Receivables Corp. ("DARC") is filing the exhibits listed below to this Current Report on Form 8-K which are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None.

(b)  Pro Forma Financial Information:  None.

(c)  Exhibits:

----------------------------------------------------------------------------------------------------
  EXHIBIT NO.                             DOCUMENT
----------------------------------------------------------------------------------------------------
       4.1     Conformed copy of the Amended and Restated Trust Agreement dated as of August 24, 2000 between DARC and Chase Manhattan Bank USA
               National Association (the "Owner Trustee")
----------------------------------------------------------------------------------------------------
       4.2     Conformed copy of the Indenture dated as of August 24,
               2000 between the Trust and The Bank of New York (the
               "Indenture Trustee")
----------------------------------------------------------------------------------------------------
       8.1     Opinion of Winston & Strawn with respect to tax matters
----------------------------------------------------------------------------------------------------
      10.1     Conformed copy of the Transfer and Sale Agreement dated as of
               August 24, 2000 by and between Premier Auto Finance, L.P. and DARC
----------------------------------------------------------------------------------------------------
      10.2     Conformed copy of the Sale and Servicing Agreement dated as of
               August 24, 2000 by and among the Trust, DARC, Premier Auto Finance,
               Inc. ("Premier") and the Indenture Trustee
----------------------------------------------------------------------------------------------------
      10.3     Conformed copy of the Administration Agreement dated as of August
               24, 2000 by and among the Trust, Premier, DARC and the Indenture
               Trustee
----------------------------------------------------------------------------------------------------
      10.4     Conformed copy of the Performance Guarantee dated as of August 24,
               2000 by and between Virginia Surety Companay, Inc. and the Trust
----------------------------------------------------------------------------------------------------
      23.1     Consent of Winston & Strawn
----------------------------------------------------------------------------------------------------


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DEALER AUTO RECEIVABLES CORP.

                                           By: /s/ William J. Sparer
                                              ------------------------------
                                                William J. Sparer
                                                Secretary and Vice President
September 1, 2000

                                  EXHIBIT INDEX

----------------------------------------------------------------------------------------------------
  EXHIBIT NO.                             DOCUMENT
----------------------------------------------------------------------------------------------------
       4.1     Conformed copy of the Amended and Restated Trust Agreement dated as of August 24, 2000 between DARC and Chase Manhattan Bank USA
               National Association (the "Owner Trustee")
----------------------------------------------------------------------------------------------------
       4.2     Conformed copy of the Indenture dated as of August 24,
               2000 between the Trust and The Bank of New York (the
               "Indenture Trustee")
----------------------------------------------------------------------------------------------------
       8.1     Opinion of Winston & Strawn with respect to tax matters
----------------------------------------------------------------------------------------------------
      10.1     Conformed copy of the Transfer and Sale Agreement dated as of
               August 24, 2000 by and between Premier Auto Finance, L.P. and DARC
----------------------------------------------------------------------------------------------------
      10.2     Conformed copy of the Sale and Servicing Agreement dated as of
               August 24, 2000 by and among the Trust, DARC, Premier Auto Finance,
               Inc. ("Premier") and the Indenture Trustee
----------------------------------------------------------------------------------------------------
      10.3     Conformed copy of the Administration Agreement dated as of August
               24, 2000 by and among the Trust, Premier, DARC and the Indenture
               Trustee
----------------------------------------------------------------------------------------------------
      10.4     Conformed copy of the Performance Guarantee dated as of August 24,
               2000 by and between Virginia Surety Companay, Inc. and the Trust
----------------------------------------------------------------------------------------------------
      23.1     Consent of Winston & Strawn
----------------------------------------------------------------------------------------------------


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